                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CLAYTON HOMES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             [LOGO] Clayton Homes
                              623 MARKET STREET
                          KNOXVILLE, TENNESSEE 37902

                            ---------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              NOVEMBER 14, 1996
                            ---------------------

     The 1996 Annual Meeting of the Shareholders (the "Annual Meeting") of Clayton Homes, Inc., a Tennessee corporation (the "Company"), will be held at 10:00 a.m. EST, on Thursday, November 14, 1996, at the Knoxville Museum of Art, 1050 World's Fair Park Drive, Knoxville, Tennessee 37916, for the following purposes:

          1. To approve an Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A, providing for the merger of the Company into a wholly-owned Delaware subsidiary of the Company for the purpose of changing the state of incorporation of the Company from Tennessee to Delaware.

          2. To adopt the 1996 Outside Directors Equity Plan, a copy of which is attached hereto as Exhibit B.

          3. To elect eight directors, each to hold office for a term of one year and until a successor has been elected and qualified.

          4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Holders of Common Stock of record as of the close of business on September 18, 1996 are entitled to notice of and to vote at the Annual Meeting. Transfer books will not be closed.

     Your vote is important. To ensure that your shares are represented at the Annual Meeting, please complete, sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope. Shareholders attending the Annual Meeting may revoke their proxies and vote in person if they so desire.

                                           By order of the Board of Directors

                                           /s/ KEVIN T. CLAYTON

                                           Kevin T. Clayton
                                           Secretary

Knoxville, Tennessee
September 30, 1996

                                PROXY STATEMENT

                              CLAYTON HOMES, INC.
                                P. O. BOX 15169
                              KNOXVILLE, TN 37901
                                   (mailing)

                               623 MARKET STREET
                              KNOXVILLE, TN 37902
                                    (street)

     This Proxy Statement and related proxy are furnished to the holders of Common Stock, par value $.10 per share (the "Common Stock"), of Clayton Homes, Inc., a Tennessee corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the 1996 Annual Meeting of Shareholders to be held at 10:00 a.m. EST, on November 14, 1996, and any adjournments thereof (the "Annual Meeting"). It is anticipated that proxy solicitation materials will be mailed to shareholders of the Company on or around September 30, 1996. The Company's annual report to shareholders for the year ended June 30, 1996 accompanies this proxy statement.

     The matters to be considered at the Annual Meeting are (i) the approval of an Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A, providing for the merger of the Company into a wholly-owned Delaware subsidiary of the Company for the purpose of changing the state of incorporation of the Company from Tennessee to Delaware; (ii) the adoption of the 1996 Outside Directors Equity Plan, a copy of which is attached hereto as Exhibit B; (iii) the election of eight members of the Board of Directors of the Company; and (iv) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

          VOTING RIGHTS, SHAREHOLDER PROPOSALS AND PROXY SOLICITATION

     Holders of Common Stock of record as of the close of business on September 18, 1996 are entitled to notice of and to vote at the Annual Meeting. As of such date, the Company had issued and outstanding 95,128,270 shares of Common Stock.

     The affirmative vote of a majority of the outstanding shares voting in person or by proxy at the Annual Meeting is required for the approval of any proposal submitted to the shareholders at the Annual Meeting, except that (i) directors shall be elected by a plurality of the votes cast in the election, and
(ii) the approval of Proposal 1 providing for the reorganization of the Company as a Delaware corporation requires the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote per share on all matters to be considered at the Annual Meeting, except that for the election of directors, each shareholder has the right to vote the number of shares held for as many persons as there are directors to be elected at the Annual Meeting. Cumulative voting for director nominees shall not be permitted.

     A shareholder executing and returning a proxy may revoke such proxy by notice in writing delivered to the Secretary of the Company prior to or at the Annual Meeting, submitting a later dated proxy to the Secretary of the Company prior to or at the Annual Meeting or appearing in person and voting in a contrary manner at the Annual Meeting. However, a shareholder's attendance at the Annual Meeting does not of itself serve to revoke a proxy executed by such shareholder.

     In order to be considered for inclusion in the Company's proxy solicitation material for the 1997 Annual Meeting of the Shareholders, proposals by shareholders must be submitted to the Secretary of the Company no later than May 31, 1997.

     Proxies in the form enclosed, executed by shareholders of the Company and returned to the proxyholder designated by the Board of Directors, will be voted at the Annual Meeting in accordance with the instructions that appear thereon. If no instructions are given, such proxies will be voted in favor of the election of the nominees of the Board of Directors named in the proxy statement and the ratification and approval of each matter proposed in the Proxy Statement. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than as specified herein and in the notice of the Annual Meeting, but if other matters are presented, it is the intention of the persons designated as proxyholders to vote in accordance with their judgment on such matters.

     The cost of soliciting proxies, including the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Proxies may be solicited by mail, telephone, telegram or personal contact by directors, officers, or employees of the Company who will receive no additional compensation therefor. The Company also will request brokers, custodians, and other nominees to forward proxy solicitation material to the beneficial owners of Common Stock, and will reimburse them for their reasonable out-of-pocket expenses.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand served as independent accountants for the Company during the fiscal year ended June 30, 1996. Representatives of Coopers & Lybrand will be present at the Annual Meeting and will be given the opportunity to respond to questions.

                                   PROPOSAL 1

                            DELAWARE REORGANIZATION

     At the meeting, the shareholders of the Company will consider and vote upon an agreement and plan of merger (the "Plan of Merger") providing for the merger (the "Merger") of the Company with and into a wholly-owned subsidiary of the Company, Clayton Homes of Delaware, Inc., a Delaware corporation ("Clayton Delaware"), for the purpose of changing the state of incorporation of the Company from Tennessee to Delaware.

GENERAL

     Following the Merger, the Company will no longer exist as a Tennessee corporation. Clayton Delaware will be the surviving corporation and will thereafter change its name to Clayton Homes, Inc. Clayton Delaware is currently a non-operating, wholly-owned subsidiary of the Company formed for the purpose of consummating the Merger and changing the state of incorporation of the Company from Tennessee to Delaware. The reorganization will not affect the Company's manufacturing, retail, communities or financial services operations, but, as a matter of corporate structure, upon consummation of the Merger the Company will be a Delaware corporation. There will be no change in the percentage ownership of each present shareholder in the Company. The officers and directors of the Company immediately prior to the Merger will become the officers and directors of Clayton Delaware after the Merger.

     The certificate of incorporation of Clayton Delaware is substantially similar to the Company's current charter; however, Clayton Delaware's board will not have the power to remove directors for cause or otherwise. This change has been made to conform with Delaware law (see "Comparison of the Rights of Shareholders -- Removal of Directors" hereinafter). The remaining changes made between the Company's charter and Clayton Delaware's certificate of incorporation involve rearranging the chronological placement of the provisions to correspond with the order and format of the applicable Delaware statute. A few provisions in the Company's charter were omitted from Clayton Delaware's certificate of incorporation because such provisions are presumed or specifically applied to all Delaware corporations by statute. Since shareholders of the Company become shareholders of a Delaware corporation rather than a Tennessee corporation if the Merger is approved, those provisions of Delaware corporate law which differ from Tennessee law will be discussed in further detail hereinafter.

     If the Plan of Merger is approved by the shareholders of the Company at the Annual Meeting, the Board of Directors expects the Merger to be consummated no later than December 31, 1996. The Plan of Merger may be abandoned at any time prior to its completion at the discretion of the Board of Directors of the Company.

REASONS FOR THE MERGER

     The Board of Directors believes that the interests of the Company and its shareholders will be better served by having the Company incorporated under the laws of the State of Delaware rather than the State of Tennessee. For many years Delaware has followed a policy of encouraging incorporation in that state, and in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations are now incorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of caselaw decided by a judiciary of corporate specialists has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to corporate governance policies and legal issues. Delaware tax structures are also expected to permit the Company to reduce its state income and franchise tax obligations.

SUMMARY OF THE PLAN OF MERGER

     The Plan of Merger will be effected by means of the Merger of the Company with and into Clayton Delaware. As a result of the Merger, the Company will become a Delaware corporation, and the former shareholders of the Company will own all the stock of Clayton Delaware. A copy of the Plan of Merger is attached hereto as Exhibit A. A vote for, against or abstaining from approval of the Plan of Merger will be deemed to be a vote for, against or abstaining from (respectively) approval of the Plan of Merger and the Merger.

     Under the terms of the Plan of Merger, at the Effective Time of the Merger (as defined in the Plan of Merger), each outstanding share of the Company's common stock, par value $.10 per share, will be converted into one share of common stock, par value $.10 per share, of Clayton Delaware. Each outstanding option or right to acquire the Company's Common Stock shall, at the Effective Time of the Merger, become an option or right to acquire an equal number of shares of the common stock of Clayton Delaware on the same terms and conditions. After the Effective Time of the Merger, certificates representing shares of the Company's Common Stock shall represent an equal number of shares of the common stock of Clayton Delaware. Holders of certificates representing shares of the Company's Common Stock will not be required to surrender such certificates to the Company's transfer agent and may continue to be used for trading through brokers or otherwise. The common stock of Clayton Delaware will be listed for trading on the New York Stock Exchange upon consummation of the Merger.

     The Plan of Merger provides that Clayton Delaware, upon consummation of the Merger, shall succeed to all the rights, privileges, immunities, powers and franchises of the Company and shall be responsible and liable for all of the Company's liabilities and obligations. In addition, all of the Company's corporate acts, plans, policies, resolutions, approvals, health insurance plans and authorizations, which were valid and effective immediately prior to the Merger, shall be effective and binding on Clayton Delaware.

     The Plan of Merger may be abandoned at any time before or after shareholder approval by the Board of Directors of the Company. The Plan of Merger may be amended by the Company and Clayton Delaware at any time before or after shareholder approval; provided, however, that after shareholder approval, no such amendment may be made prior to consummation of the Merger which would: (1) alter any of the terms in Clayton Delaware's certificate of incorporation, (2) alter the amount or kind of shares to be received in the exchange for the shares of the Company, or (3) be materially adverse, in the judgment of the Company's Board of Directors, to the shareholders of the Company or Clayton Delaware.

     The foregoing summary of the Plan of Merger is qualified in its entirety by reference to the copy of the Plan of Merger attached hereto as Exhibit A.

COMPARISON OF THE RIGHTS OF SHAREHOLDERS OF THE COMPANY AND CLAYTON DELAWARE

     As a result of the Merger, the shareholders of the Company, whose rights are currently governed by Tennessee law, will become shareholders of Clayton Delaware, whose rights will be governed by Delaware law. The following discussion is intended only to highlight certain general differences between the rights of corporate shareholders under Delaware and Tennessee law with specific reference to the shareholders of the Company and Clayton Delaware. The discussion does not purport to constitute a detailed comparison of Delaware and Tennessee law, and shareholders of the Company are referred to those laws for a definitive treatment of the subject matter.

     Election of Directors: Under Tennessee law, unless otherwise provided in a corporation's charter, directors are elected by a plurality of votes of eligible shares. Cumulative voting is available only if provided for in the charter. A Tennessee corporation's charter may also provide for staggered term directors and a corporation must have at least one director. The charter of the Company does not provide for either cumulative voting or staggered terms for directors.

     Delaware law relating to the election of directors is similar to Tennessee law. Under Delaware law, shareholders may vote cumulatively in an election of directors if the certificate of incorporation provides for cumulative voting. A Delaware corporation's certificate of incorporation, an initial bylaw or a bylaw adopted by a vote of shareholders may provide for staggered term directors. The certificate of incorporation of Clayton Delaware does not provide for either cumulative voting or staggered terms for directors.

     Removal of Directors: Under Tennessee law, the shareholders of a corporation may remove one or more directors with or without cause. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. Tennessee law also allows for the judicial removal of directors and allows the corporation to provide in its charter for the removal of any or all directors, for cause, by a majority vote of the entire board of directors. The charter of the Company does contain a provision allowing the Board of Directors to remove any or all directors for cause.

     Delaware law specifies that any director or the entire board of directors may be removed, with or without cause, by a majority of those shareholders entitled to vote at an election of directors. Delaware does not provide for the judicial removal of directors. In addition, Delaware law does not allow the removal of directors by the board of directors, and therefore, the certificate of incorporation for Clayton Delaware will not provide for the removal of directors by the Board, with cause or otherwise.

     Limitations on Director Liability: Tennessee law allows a corporation to include a provision in its charter eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for a breach of the director's fiduciary duty. Such a provision may not, however, eliminate or limit the liability of a director for: (1) any breach of the director's duty of loyalty; (2) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of the law; or (3) any liability arising from a violation of the statutes governing unlawful distributions. The Company's charter does contain a provision limiting, to the fullest extent allowed by Tennessee law, a director's liability to monetary damages for breach of the director's fiduciary duty.

     Delaware law is substantially similar to that of Tennessee in allowing a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director for a breach of fiduciary duty, with the additional restriction that such provision may not eliminate or limit the liability of a director for any transaction from which the director derived an improper benefit. The certificate of incorporation for Clayton Delaware does contain a provision limiting, to the fullest extent allowed by Delaware law, a director's liability to monetary damages for breach of the director's fiduciary duty.

     Indemnification of Directors and Officers: Under Tennessee law, a corporation may indemnify an officer, director, employee or agent made a party to a proceeding because he was acting as such against liability incurred, if he conducted himself in good faith and reasonably believed: (1) that where acting in his official capacity with the corporation, his conduct was in its best interest; (2) if not acting in his official capacity, that his conduct was at least not opposed to the corporation's best interests; and (3) in the case of a criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. However, a director may not be indemnified if he is adjudged liable to the corporation in a proceeding brought by or on behalf of the corporation, or where he is adjudged to have improperly received personal benefit whether or not in his official capacity. Unless otherwise limited by its charter, a corporation must indemnify a director who successfully defends himself in a proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with such proceeding. Tennessee's statutory indemnification and expense advancement provisions are not exclusive of any other rights which may be granted by the charter or bylaws, a resolution of directors or shareholders, or an indemnification agreement; however, no indemnification may be granted if a director is found liable for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or unlawful distributions.

     The bylaws of the Company provide that directors and officers, or persons who may have served, at the Company's request, as directors or officers of other companies (and their heirs, executors and administrators) shall be indemnified to the fullest extent allowed by the laws of the State of Tennessee.

     The indemnification provisions of Delaware law are similar to those under Tennessee law. Under Delaware law, a corporation may indemnify an officer, director, employee or agent of the corporation made or threatened to be made a party to any type of proceeding (other than an action by or in the right of the corporation) because he is or was serving in such capacity: (1) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; or (2) in the case of a criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A corporation may similarly indemnify an officer, director, employee or agent of the corporation against expenses actually and reasonably incurred in an action by or in the right of the corporation unless such person is found liable to the corporation; however, in such case the court may determine that such person is nevertheless entitled to indemnification. A corporation must indemnify a director, officer, employee or agent who successfully defends himself in a proceeding to which he was a party because of such position. Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the board) in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Delaware's statutory indemnification and expense advancement provisions are not exclusive of any other rights which may be granted by the bylaws, a vote of shareholders or disinterested directors, agreement or otherwise.

     The bylaws of Clayton Delaware provide that the corporation shall indemnify each present and future director and officer of the corporation, or any person who may have served, at the request of the corporation, as a director or officer of another company (and, in either case, his heirs, executors and administrators), to the fullest extent allowed by the laws of the State of Delaware.

     Appraisal Rights of Dissenting Shareholders: A shareholder of a Tennessee corporation is generally entitled to dissent from and obtain payment of the fair value of his shares in the event of: (1) a merger, if shareholder approval is required or if the corporation is a subsidiary to be merged with its parent; (2) a share exchange, where the shareholder is entitled to vote on the plan; (3) a sale or exchange of all or substantially all of the property of the corporation other than in the regular course of business with respect to which the shareholder is entitled to vote; (4) an amendment to the charter that materially and adversely affects rights of a dissenting shareholder; or (5) any corporate action taken pursuant to a shareholder vote to the extent the charter, bylaws or relevant resolution of the board of directors provides that shareholders are entitled to dissenters' rights. However, no shareholder may dissent with respect to any shares which, as of the effective date of the transaction, are listed on a national securities exchange, as defined under Section 6 of the Exchange Act, or which are designated national market system securities pursuant to the rules and regulations of the commission. The Common Stock of the Company is listed on the New York Stock Exchange and, accordingly, the Company's shareholders are not currently entitled to dissenters' rights.

     Under Delaware law, a shareholder of a Delaware corporation is generally entitled to an appraisal of and to obtain payment for the fair value of his shares in a corporation which is a party to any merger or consolidation. However, this right to appraisal does not apply to shareholders if: (1) they are shareholders of a surviving corporation and if a vote of the shareholders of such corporation is not necessary to authorize the merger or consolidation; (2) the shares held by the shareholders are of a class or series listed on the New York Stock Exchange, the American Stock Exchange, or are designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (3) the shares are held of record by more than 2,000 shareholders on the date set to determine the shareholders entitled to vote on the merger or consolidation. Notwithstanding the above, appraisal rights are available for the share of any class or series of stock of a Delaware corporation if the holders thereof are required by the terms of an agreement of merger or consolidation to accept for their stock anything except: (1) shares of stock of the corporation surviving or resulting from the merger or consolidation; (2) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on the New York Stock Exchange or the American Stock Exchange, held of record by more than 2,000 shareholders, or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; (3) cash in lieu of fractional shares of the corporations described in (1) and (2); or (4) any combination of the shares of stock and cash in lieu of fractional shares described in (1), (2) and
(3).

     A Delaware corporation may provide in its certificate of incorporation that appraisal rights shall be available for the shares of any class or series of its stock as the result of an amendment to its certificate of incorporation, any merger or consolidation to which the corporation is a party, or a sale of all or substantially all of the assets of the corporation. The common stock of Clayton Delaware will be listed on the New York Stock Exchange and, accordingly, shareholders will not be entitled to appraisal rights. In addition, the certificate of incorporation of Clayton Delaware does not make provision for appraisal rights under any such circumstances.

     Preemptive Rights: Neither Delaware nor Tennessee law provide for preemptive rights to acquire a corporation's unissued stock; however, such right may be expressly granted to the shareholders in a corporation's certificate of incorporation or charter. Both the charter of the Company and the certificate of incorporation of Clayton Delaware expressly provide that no shareholder shall be entitled to preemptive rights with respect to either company's capital stock.

     Business Combinations With Interested Shareholders: The Tennessee Investor Protection Act (the "TIPA") generally prevents "Takeover Offers" by any offeror if the offeror owns 5% or more of any class of equity stock of the "Offeree Company," any of which were purchased within one year of the proposed Takeover Offer, unless the offeror first: (1) makes a public announcement of its intentions; (2) makes a full, fair and effective disclosure of such intentions to the persons from whom it intends to acquire such securities; and (3) files a statement disclosing its intentions and other information set forth in the TIPA with the Offeree Company and the Tennessee Commissioner of Commerce and Insurance. TIPA also imposes other requirements with respect to the conduct of a tender offer. This provision does not apply to any offer of merger, consolidation or sale of corporate assets in consideration of the issuance of securities of another company, or to a sale or its securities in exchange for cash or securities of another corporation, where the shareholders of the Offeree Company, pursuant to its charter or articles of incorporation or the applicable corporation statute, are required to vote to approve the proposal.

     The Tennessee Business Combination Act (the "TBCA") prohibits any "Resident Domestic Corporation" from engaging in, voting, consenting, or otherwise acting to authorize any "Business Combination," arrangement, or understanding (whether in writing or not) with an "Interested Shareholder," their affiliate, or associate during a period of five years following the date the shareholder first became an Interested Shareholder (the "Acquisition Date"), unless the share acquisition or combination resulting in the shareholder becoming an Interested Shareholder was approved by the board of the Offeree Corporation prior to the Acquisition Date and satisfies any additional applicable requirements imposed by law or by the charter or bylaws of such corporation. A Business Combination may be entered into by a corporation with an Interested Shareholder without board approval five years or more after such Interested Shareholder's Acquisition Date, if such Business Combination is approved by the affirmative vote of the holders of two-thirds ( 2/3) of the voting stock not beneficially owned by such Interested Shareholder, or meets the requirements set forth in the TBCA regarding the value and form of consideration paid, the beneficial shareholders entitled to the consideration, and the acquisition of additional shares by such Interested Shareholder after such Interested Shareholder's Acquisition Date and prior to the consummation date of the proposed Business Combination.

     The charter of the Company contains no provisions which relate to transactions with Interested Shareholders.

     Delaware law prohibits a Delaware corporation from engaging in certain business combinations with an "interested stockholder" (defined generally as a person owning 15% or more of a Delaware corporation's outstanding voting stock) during the three years after the date the person became an interested stockholder unless (i) prior to such date, the board of directors approved the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon the consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock outstanding at the time the transaction commenced, (iii) on or subsequent to such date, the transaction is approved by the board of directors and by the stockholders by a vote of two-thirds of the disinterested outstanding voting stock. (iv) the corporation's original certificate of incorporation provides that the corporation shall not be governed by the statute, or (v) a majority of shares entitled to vote approves an amendment to the corporation's certificate of incorporation or bylaws expressly electing not to be governed by the statute (but such amendment will not be effective until one year after it was adopted and will not apply to any business combination between the corporation and any person who became an interested stockholder on or prior to such adoption). These business combinations include, with certain exceptions, mergers, consolidations, sales of assets, and transactions benefitting the interested stockholder. Clayton Delaware's certificate and bylaws do not contain a provision electing not to be governed by this statute.

FEDERAL INCOME TAX CONSIDERATIONS

     The Company intends to treat the Merger for federal income tax purposes as an event from which the Company will recognize no taxable income or loss. Furthermore, the shareholders of the Company should recognize no gain or loss on the exchange of their shares of common stock of the Company for shares of common stock of Clayton Delaware, and the tax basis in and the holding period (provided that the shares of the Company are held by such exchanging shareholder as a capital asset) of each such shareholder's shares of common stock of Clayton Delaware will be the same as the tax basis in and holding period of such shareholder in each share of common stock of the Company exchanged therefor.

     The foregoing description of certain federal income tax aspects of the Merger is based on the Internal Revenue Code of 1986, as amended, the regulations promulgated thereunder, published Revenue Rulings and cases in effect at the date of this Proxy Statement. There can be no assurance that future changes in the foregoing precedents will not adversely affect the tax consequences discussed herein or that there will not be differences of opinion as to the interpretation of such precedents. Accordingly, shareholders of the Company should consult their own advisers as to the tax treatment which may be anticipated to result from the Merger regarding their particular circumstances, including the application of state and local laws.

ACCOUNTING TREATMENT

     The Merger will be treated as a pooling of interests for accounting purposes.

REGULATORY APPROVAL

     Other than the issuance of a Certificate of Merger by the Secretary of State of Tennessee and the Secretary of State of Delaware upon effectiveness of the Merger, the Company knows of no approval or consent required by any governmental agency or unit in connection with the Plan of Merger.

     ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PLAN OF MERGER.

                                   PROPOSAL 2

                       1996 OUTSIDE DIRECTORS EQUITY PLAN

     Management of the Company has determined that providing the Company's non-employee directors with Common Stock as a component of compensation strengthens the commonality of interests between these directors and shareholders and improves the Company's ability to attract and retain talented individuals to serve as Company directors. The 1996 Outside Directors Equity Plan (the "Plan") has been designed to further such interests while at the same time facilitating the disinterested administration of the Plan. The Plan provides for the grant of an option for five thousand (5,000) shares of Common Stock to any new director which the Company might retain in the future. The Plan also provides for the grant of an option for one thousand (1,000) shares of Common Stock to any re-elected director, subject to the Company having achieved an increase of at least fifteen percent (15%) in the fully diluted earnings per share of the Common Stock for the preceding fiscal year. The exercise price for the options shall be the fair market value of the Common Stock on the date of grant of the option. Generally, options extend for a ten year term and vest over a period of five years. This proposal should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the 1996 Outside Directors Equity Plan which is attached hereto as Exhibit B. Under applicable regulations of the Securities and Exchange Commission and requirements of the New York Stock Exchange, the affirmative vote of a majority of the shares voting at the Annual Meeting is required for approval of the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 OUTSIDE DIRECTORS EQUITY PLAN.

                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company has nominated the eight persons named below for election as directors at the Annual Meeting, to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. In the event that any nominee is unable to serve (which is not anticipated), the person designated as proxyholder for the Company will vote for the remaining nominees and for such other person(s) as the Board of Directors may nominate. Each of the nominees is currently a director and was elected by the shareholders at the last annual meeting.

     The following table sets forth certain information with respect to the nominees for election as directors at the Annual Meeting:

                                                                                     NUMBER OF SHARES
                                                                                   AND PERCENT OF CLASS
                                                                                     OF COMMON STOCK
             NAME, AGE, PRINCIPAL OCCUPATION AND                  YEAR FIRST        BENEFICIALLY OWNED
          MATERIAL POSITIONS DURING PAST FIVE YEARS            ELECTED DIRECTOR   AS OF AUGUST 31, 1996
- -------------------------------------------------------------  ----------------   ----------------------
James L. Clayton, 62, Chairman and Chief Executive Officer,          1967                25,006,191(1)
  since prior to 1992; Chairman, BankFirst; Director, Dollar                                   26.3%
  General Corporation, First National Bank of Gatlinburg and
  ROC Communities, Inc.
B. Joe Clayton, 60, 1967 Chief Executive Officer, Clayton            1967                   320,622(2)
  Automotive Group, since prior to 1992; Regional Director,                                       *
  First Tennessee Bank.
James D. Cockman, 63, Chairman and Chief Executive Officer,          1993                    10,077(3)
  American Culinary Equipment, Inc., since 1992; Chairman and                                     *
  Chief Executive Officer, Ocean Fresh Express International,
  Inc., from 1992 to 1994; Director, Ryan's Family
  Steakhouses, Inc.
Wallace C. Doud, 71, Director (retired), Motorola, Inc.              1993                     5,912
                                                                                                  *
Dan W. Evins, 60, co-founder and Chairman and Chief Executive        1991                    52,066(4)
  Officer, Cracker Barrel Old Country Store, Inc., since                                          *
  prior to 1992.
Wilma H. Jordan, 48, Co-Chairman, The Jordan, Edmiston Group,        1994                     6,250(5)
  Inc., since prior to 1992; Director, LIN Television                                             *
  Corporation.
C. Warren Neel, 59, Dean of the College of Business                  1993                    10,280(3)
  Administration of The University of Tennessee, since prior                                      *
  to 1992; Director, O'Charley's, Inc., Proffitt's, Inc.,
  American Healthcorp, Inc., and Promus Hotel Corporation.
Joseph H. Stegmayer, 45, President, Chief Operating Officer          1986                   419,745(6)
  and Treasurer since 1993; Vice President, Chief Financial                                       *
  Officer, Treasurer and Director, Worthington Industries,
  Inc., from 1982 to 1993; Director, The Cardinal Funds and
  First Enterprise Financial Group, Inc.

- ---------------

 *  Less than 1%
(1) Includes options for 17,772 shares presently exercisable; includes 6,115 shares held for the benefit of James L. Clayton in the Company's 401(k) Plan; includes 1,100,119 shares held in trusts of which James L. Clayton is trustee and beneficiary; includes 873,944 shares held by a non-profit corporation of which James L. Clayton is director and president.
(2) Includes options for 30,651 shares presently exercisable; includes 195,800 shares held in trusts of which B. Joe Clayton (brother of James L. Clayton) is trustee, but not beneficiary.
(3) Includes options for 8,124 shares presently exercisable.
(4) Includes options for 27,653 shares presently exercisable.
(5) Includes options for 3,125 shares presently exercisable.
(6) Includes options for 321,055 shares presently exercisable; includes 794 shares held for the benefit of Joseph H. Stegmayer in the Company's 401(k) Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                     BOARD ATTENDANCE, FEES AND COMMITTEES

     The Board of Directors held four meetings during the last fiscal year. Each of the directors attended at least 75% of the meetings of the Board and committees of which each was a member. Each director not employed by the Company receives an annual retainer of $12,000, and $1,500 for each Board and $500 for each committee meeting attended; $250 for each telephonic meeting; and reimbursement for travel expenses to meetings. Committee chairmen receive an additional $250 for each such committee meeting attended. The Board of Directors does not have separate nominating or executive committees.

     The Audit Committee consists of Dr. Neel (Chairman), Mr. Cockman and Ms. Jordan. The Audit Committee held two meetings during fiscal year 1996. The Audit Committee has the responsibility to: (i) review annually and recommend to the Board of Directors the firm to be engaged as independent accountants of the Company for the next fiscal year; (ii) review with the Company's independent accountants the plan and results of the auditing engagement; (iii) review the scope and results of the Company's procedures for internal auditing; (iv) inquire as to the adequacy of the Company's internal controls; and (v) consider the professional service provided by the independent accountants and whether the providing of such service affects the independence of the accountants.

     The Compensation Committee consists of Mr. Evins (Chairman), Mr. Doud and Dr. Neel. It held two (2) meetings during the last fiscal year. The Compensation Committee is authorized to establish and fix the amount and form of compensation payable from time to time to all officers and other key employees of the Company. It also administers the Company's stock option plans.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to holders of more than five percent of the Common Stock, as of August 31, 1996:

                                                                   AMOUNT AND
                                                                   NATURE OF
                          NAME AND ADDRESS OF                      BENEFICIAL       PERCENT
                           BENEFICIAL OWNERS                       OWNERSHIP        OF CLASS
      -----------------------------------------------------------  ----------       --------
      James L. Clayton
        P.O. Box 15169
        Knoxville, TN 37901......................................  25,006,191(1)      26.3%
      American Express Company/
        American Express Financial Corporation
        American Express Tower
        World Financial Center
        New York, NY 10285/
        IDS Tower 10
        Minneapolis, MN 55440....................................   5,193,343(2)       5.5%

- ---------------

(1) See footnote (1) under "Election of Directors."
(2) As reported in Schedule 13G filed as of December 31, 1995.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The goal of the Compensation Committee is to structure and administer the Company's executive compensation programs in such a way that individual compensation is largely dependent upon Company performance, as measured by increases in the per share value of Common Stock. The variable components of its compensation programs are designed to attract and motivate results-oriented people to achieve higher levels of performance while focusing on the goals of the Company and its shareholders.

     Company executives, including the Chief Executive Officer, receive base salaries which are intended to support minimal managerial lifestyles. The balance of the annual cash compensation for these executives is based upon the percentage increase in the fully diluted earnings per share (EPS) of the Common Stock over the prior year. Increases in EPS within annually established ranges result in corresponding increases in the percentage of base salary paid in the form of bonuses. Conversely, declines in EPS would result in the reduction or elimination of bonuses. Adjustments are made on an annual basis to base salary and bonus programs to reflect individual performances.

     Stock options are also granted to executive officers and other employees at the fair market value of the Common Stock on the date of grant and become vested over a specified period of employment. The number of shares granted is similarly based upon the achievement of EPS growth targets and individual performance in the previous year.

     The fact that a significant portion of the compensation paid to the Company's executive officers is based upon EPS growth of the Common Stock helps to ensure that the Chief Executive Officer and other members of management are sensitized to the needs and desires of the shareholders.

           Dan W. Evins (Chairman)
           Wallace C. Doud
           Dr. C. Warren Neel

           COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     During 1996 fiscal year, the Compensation Committee consisted of Mr. Evins (Chairman), Mr. Doud and Dr. Neel, none of whom has been an officer or employee of the Company.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the compensation paid by the Company during the 1996, 1995 and 1994 fiscal years to the executive officers of the Company, including the Chief Executive Officer (the "named executive officers"):

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                   ANNUAL COMPENSATION   -------------------------------
                                          FISCAL   --------------------     OPTIONS         ALL OTHER
           NAME AND POSITION               YEAR     SALARY      BONUS    (# SHARES)(1)   COMPENSATION(2)
- ----------------------------------------  ------   ---------  ---------  -------------   ---------------
James L. Clayton                           1996    $ 250,000  $ 410,000      31,250          $10,481
  Chairman and                             1995    $ 200,000  $ 400,000      15,625          $ 8,226
  Chief Executive Officer                  1994    $ 160,000  $ 395,000          --          $11,577
Joseph H. Stegmayer                        1996    $ 225,000  $ 385,000      43,750          $10,624
  President, Chief Operating Officer       1995    $ 200,000  $ 400,000      78,125          $ 4,794
  and Treasurer                            1994    $ 175,000  $ 380,000     292,966          $   126
David M. Booth                             1996    $ 150,000  $ 265,000      25,000          $10,095
  Executive Vice President--               1995    $ 115,000  $ 285,000      31,250          $ 8,460
  Retail                                   1994    $ 110,000  $ 250,000      23,436          $ 8,960
Kevin T. Clayton                           1996    $ 125,000  $ 255,000      25,000          $ 8,126
  Vice President--                         1995    $  93,000  $ 182,000      31,250          $ 8,392
  Financial Services                       1994    $ 132,293  $  50,000       3,906          $ 4,782
  and Secretary(3)

- ---------------

(1) Adjusted for applicable stock splits.
(2) Represents Company contributions and reallocated forfeitures in the Company's 401(k) Plan, and life and disability insurance premiums.
(3) Son of James L. Clayton and nephew of B. Joe Clayton.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended June 30, 1996:

                                                           INDIVIDUAL GRANTS
                                     --------------------------------------------------------------    POTENTIAL REALIZABLE
                                                  % OF TOTAL                                             VALUE AT ASSUMED
                                                    OPTIONS                                            ANNUAL RATES OF STOCK
                                                  GRANTED TO                                            PRICE APPRECIATION
                                                   EMPLOYEES                EXERCISE                    FOR OPTION TERM(1)
                                      OPTIONS       IN 1996      DATE        PRICE       EXPIRATION   -----------------------
               NAME                  GRANTED(2)   FISCAL YEAR   GRANTED   ($/SHARE)(2)      DATE         5%           10%
- -----------------------------------  ----------   -----------   -------   ------------   ----------   --------     ----------
James L. Clayton...................    31,250          4.7%     11/8/95      $21.40        11/8/05    $421,313     $1,063,313
Joseph H. Stegmayer................    43,750          6.5%     11/8/95      $21.40        11/8/05    $589,838     $1,488,638
David M. Booth.....................    25,000          3.7%     11/8/95      $21.40        11/8/05    $337,050     $  850,650
Kevin T. Clayton...................    25,000          3.7%     11/8/95      $21.40        11/8/05    $337,050     $  850,650

- ---------------

(1) Dollar gains reflected in these columns result from calculations assuming 5% and 10% rates of annual growth as set by Securities and Exchange Commission regulations for the full ten-year option term and are not intended to forecast future price appreciation of the Company's Common Stock. This approach does not give effect to the impact of future world, domestic or industry market or economic conditions, or the termination of the optionee's employment during the option period (which results in a loss of the options not then vested) and other factors that may not reasonably be foreseen. The gains reflect a future value based upon growth at these prescribed rates. It is important to note that options have value to listed executives and to all option recipients only if the stock price advances beyond the market price on the date of grant shown in the table during the effective option period.
(2) Adjusted for applicable stock split.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth certain information with respect to the exercise of options during the fiscal year ended June 30, 1996, and the number and value of unexercised options held as of June 30, 1996, by the named executive officers:

                                         NUMBER OF                           NUMBER OF                     VALUE OF
                                          SHARES                        UNEXERCISED OPTIONS         UNEXERCISED OPTIONS(2)
                                        ACQUIRED ON      VALUE      ---------------------------   ---------------------------
                 NAME                    EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- --------------------------------------  -----------   -----------   -----------   -------------   -----------   -------------
James L. Clayton......................        --              --       17,772         53,516      $  150,707      $ 191,316
Joseph H. Stegmayer...................        --              --      321,055        108,203      $1,909,608      $ 561,461
David M. Booth........................        --              --       61,241         81,763      $  682,780      $ 506,882
Kevin T. Clayton......................     8,132       $ 143,942       11,228         55,029      $  103,734      $ 267,898

- ---------------

(1) Market value of underlying securities at exercise minus exercise price.
(2) Market value of underlying securities at June 30, 1996, minus exercise price.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following chart sets forth certain information with respect to Common Stock beneficially owned by the named executive officers, and by the directors and executive officers of the Company as a group, as of August 31, 1996:

                                                            NUMBER OF SHARES
                            NAME                           BENEFICIALLY OWNED     PERCENT OF CLASS
    -----------------------------------------------------  ------------------     ----------------
    James L. Clayton.....................................      25,006,191(1)            26.3%
    Joseph H. Stegmayer..................................         419,745(2)              *
    David M. Booth.......................................          66,263(3)              *
    Kevin T. Clayton.....................................         370,181(4)              *
    All Directors and Executive Officers as a Group (10
      persons)...........................................      26,267,587(5)            27.6%

- ---------------

 *  Less than 1%
(1) See footnote (1) under "Election of Directors."
(2) See footnote (6) under "Election of Directors."
(3) Includes options for 61,241 shares presently exercisable; includes 2,522 shares held for the benefit of David M. Booth in the Company's 401(k) Plan.
(4) Includes options for 11,228 shares presently exercisable; includes 2,428 shares held for the benefit of Kevin T. Clayton in the Company's 401(k) Plan; includes 3,905 shares held in a trust of which Kevin T. Clayton is trustee and beneficiary; includes 311,233 shares held in trusts of which Kevin T. Clayton is trustee, but not beneficiary; does not include 873,944 shares held by a non-profit corporation of which Kevin T. Clayton is a director.
(5) Includes options to purchase 488,973 shares presently exercisable; includes 11,859 shares held for the benefit of the executive officers in the Company's 401(k) Plan; includes 1,104,024 shares held in trusts of which certain executive officers are trustees and beneficiaries; includes 507,033 shares held in trusts of which directors or executive officers are trustees, but not beneficiaries; includes 873,944 shares held by a nonprofit corporation of which certain executive officers are directors.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following table sets forth certain information with respect to the Company's cumulative total shareholder return during the previous five years as compared with the Standard & Poor's Corporation S&P Midcap 400 composite stock price index and a "peer group" comprised of the following manufactured housing companies: Cavalier Homes, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation, Schult Homes Corp., and Skyline Corporation.

                                   [GRAPH]

      Measurement Period                          S&P Midcap
    (Fiscal Year Covered)        Clayton Homes        400         Peer Group
1991                                    100.00          100.00          100.00
1992                                    136.54          118.56          104.18
1993                                    203.91          145.46          159.34
1994                                    195.32          145.37          160.84
1995                                    227.67          177.85          168.33
1996                                    348.93          216.24          277.73

                             SECTION 16 COMPLIANCE

     For the fiscal year ended June 30, 1996, all Forms 3, 4 and 5, as required by the Securities and Exchange Commission rules under Section 16 of the Securities Exchange Act of 1934, were timely filed.

                                   EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger ("Plan of Merger") is made and entered into as of the 14th day of November, 1996, by and between Clayton Homes, Inc., a Tennessee corporation ("Clayton"), and Clayton Homes of Delaware, Inc., a Delaware corporation ("Clayton Delaware"), being sometimes hereinafter together referred to a the "Constituent Corporations."

     WHEREAS, Clayton is a corporation duly organized and existing under the laws of the State of Tennessee, and having authorized capital stock consisting of 200,000,000 shares of Common Stock, par value $.10 per share, of which 95,128,270 shares are outstanding;

     WHEREAS, Clayton Delaware is a corporation duly organized and existing under the law of the State of Delaware, and having an authorized capital stock consisting of 200,000,000 shares of Common Stock, par value $.10 per share, of which 1,000 shares are outstanding;

     WHEREAS, all of the outstanding shares of Clayton Delaware are held by Clayton;

     WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable for the general welfare and to the benefit of such corporations and their respective shareholders that Clayton merge with and into Clayton Delaware pursuant to Section 48-21-109 of the Tennessee Business Corporations Act ("TBCA") and Article 8 sec. 252 of the Delaware General Corporation Law ("DGCL");

     WHEREAS, the respective Boards of Directors of the Constituent Corporations have, by resolutions duly adopted, approved this Plan of Merger and directed that it be executed by the undersigned officers and that it be submitted to their respective shareholders for approval; and

     WHEREAS, it is the intention of the Constituent Corporation that the Merger (as hereinafter defined) shall be a tax-free reorganization pursuant to the provisions of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree, in accordance with the applicable provisions of the laws of the States of Tennessee and Delaware, that the Constituent Corporations shall be merged into a single corporation, to-wit:
Clayton Delaware, one of the Constituent Corporations, which shall be the corporation surviving the merger (said corporation hereafter being sometimes called the "Surviving Corporation"), and the terms and conditions of the merger hereby agreed upon (hereafter called the "Merger") which the parties covenant to observe, keep and perform, and the mode of carrying the same into effect, are and shall be as hereafter set forth:

                                   ARTICLE 1.

                          EFFECTIVE TIME OF THE MERGER

     This Plan of Merger shall be submitted to the shareholders of Clayton and Clayton Delaware as provided by the TBCA and the DGCL. If the Plan of Merger is duly authorized and adopted by the requisite votes of such shareholders and is not terminated and abandoned pursuant to the provisions of Article VII hereof, Articles of Merger shall be filed with the Secretary of State of Tennessee and the Certificate of Merger shall be filed with the Secretary of State of Delaware. The Merger shall be effective on December 31, 1996, at 5:00 p.m., Eastern Standard Time (the "Effective Time"). At the Effective Time, the separate existence of Clayton and Clayton Delaware shall cease and Clayton shall be merged into the Surviving Corporation.

                                   ARTICLE 2.

         CERTIFICATE OF INCORPORATION; BY-LAWS; DIRECTORS AND OFFICERS

     The Certificate of Incorporation and By-laws of Clayton Delaware shall continue unchanged after the Merger until changed or amended as provided by law.

     The persons who are directors and officers of Clayton at the Effective Time shall continue as directors and officers of the Surviving Corporation until their respective successors shall be duly elected and qualified.

                                   ARTICLE 3.

                       CONVERSION OF SHARES IN THE MERGER

     The mode of carrying into effect the Merger provided for herein, and the manner and basis of converting the shares of the Constituent Corporations, are as follows:

          i. Each share of Common Stock, par value $.10 per share, of Clayton Delaware ("Delaware Common Stock") which shall be issued and outstanding as of the Effective Time shall be cancelled and retired, all rights in respect therefor shall cease to exist, and no shares of Delaware Common Stock or other securities of Clayton Delaware shall be issuable with respect thereto.

          ii. Each share of the Common Stock, par value $.10 per share, of Clayton ("Clayton Common Stock") which shall be issued and outstanding at the Effective Time shall be converted into and become one (1) share of Delaware Common Stock.

          iii. After the Effective Time, each outstanding certificate or certificates which prior thereto represented shares of Clayton Common stock shall thenceforth represent the same number of shares of Delaware Common Stock. Upon surrender of any such certificate or certificates to the Surviving Corporation at the office of its transfer agent, the transferee or other holder of the certificate or certificates surrendered shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation into which the shares of Clayton Common Stock so surrendered shall have been converted as aforesaid. At the Effective Time, each outstanding option or right to purchase or otherwise acquire shares of Clayton Common Stock shall at the Effective Time, be converted into and become an option or right to purchase or otherwise acquire an equal number of shares of Delaware Common Stock on the same terms and conditions. In connection therewith, an equal number of shares of Delaware Common Stock shall be reserved for issuance by Delaware as were reserved by Clayton prior to the Merger.

                                   ARTICLE 4.

                             EFFECTS OF THE MERGER

     At the Effective Time, the Surviving Corporation shall succeed to, without other transfer, and shall possess and enjoy, all rights, privileges, immunities, powers and franchises, both of a public and private nature, and shall be subject to all restrictions, disabilities and duties, of each of the Constituent Corporations. All property, real, personal and mixed, and all debts due to either of said Constituent Corporations on whatever account, for stock subscriptions, as well as for all other choses in action inuring or belonging to each of said corporations, shall be taken and deemed to be vested in the Surviving Corporation without further act or deed; the Surviving Corporation shall thenceforth be responsible and liable for all liabilities and obligations of each said Constituent Corporation and any claim existing or action or proceedings pending by or against either of said Constituent Corporations may be prosecuted to judgment against the Surviving Corporation. Neither the rights of creditors nor any liens or security interests upon the property of either of the Constituent Corporations shall be impaired by the Merger.

     All corporate acts, plans (including, without limitation, stock option and employee benefit plans), policies, resolutions, approvals and authorizations of the shareholders, Board of Directors, officers and agents of Clayton which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Clayton. The employees of Clayton shall become the employees of the Surviving Corporation or its affiliates and will continue to be entitled to the same rights and benefits which they enjoyed as employees of Clayton.

                                   ARTICLE 5.

                               ACCOUNTING MATTERS

     As of the effective time of the merger, the assets and liabilities of the Constituent Corporations shall be taken upon the books of the Surviving Corporation at the amounts in which they shall be carried on the books of the respective Constituent Corporations at that time. The amount of the capital surplus and earned surplus accounts of the Surviving Corporation after the Merger shall be determined by the Board of Directors of the Surviving Corporation in accordance with the laws of the State of Delaware and with generally accepted accounting principles.

                                   ARTICLE 6.

                            APPROVAL OF SHAREHOLDERS

     This Plan of Merger shall be submitted as promptly as practicable to the shareholders of Clayton and to the shareholder of Clayton Delaware as provided by the TBCA and the DGCL. After adoption and approval of the Merger by the shareholders of Clayton and the shareholder of Clayton Delaware, and provided this Plan of Merger is not terminated and abandoned pursuant to the provisions hereof, Articles of Merger shall be filed in accordance with the provisions of the TBCA and a Certificate of Merger shall be filed in accordance with the provisions of the DGCL.

                                   ARTICLE 7.

                                  ABANDONMENT

     Notwithstanding approval of the Merger by the shareholders of either or both Constituent Corporations, this Plan of Merger may be abandoned at any time before or after such approval by the shareholders of Clayton or Clayton Delaware, but not later than the Effective Time, by the Board of Directors of Clayton, evidenced by and through the appropriate resolutions. In the event of the termination and abandonment of this Plan of Merger and the Merger pursuant to this Article VII, this Plan of Merger shall become void and have no effect without any liability on the part of either of the Constituent Corporations or their shareholders, directors or officers in respect thereof.

                                   ARTICLE 8.

                                   AMENDMENT

     Clayton and Clayton Delaware, by mutual consent of their respective Boards of Directors, may amend this Plan of Merger in such manner as may be agreed upon by them in writing at any time before or after approval thereof by the shareholders of Clayton and Clayton Delaware; provided, that from the time of such approval by the shareholders of Clayton and Clayton Delaware until the Effective Time, no such amendment shall be made which would: (1) alter any of the terms in the Surviving Corporation's Certificate of Incorporation, (2) alter the amount or kind of shares to be received in the exchange for the shares of Clayton, or (3) be materially adverse, in the judgment of the Board of Directors of Clayton, to the shareholders of either of the Constituent Corporations.

                                   ARTICLE 9.

                               FURTHER ASSURANCES

     If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest or confirm perfect title, of record or otherwise, in the Surviving Corporation to any of the property or rights of Clayton or Clayton Delaware acquired or to be acquired by or as a result of the Merger, the proper officers and directors of Clayton and Clayton Delaware and the Surviving Corporation, respectively, shall be and are hereby severally and fully authorized to execute and deliver such proper deeds, assignments and assurances in law, and take such other action as may be necessary or proper in the name of Clayton, Clayton Delaware or the Surviving Corporation to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise carry out the purposes of this Plan of Merger.

                                  ARTICLE 10.

                                  COUNTERPARTS

     This Plan of Merger may be executed in multiple counterparts, each of which when so executed shall be deemed to be an original, and such counterparts taken together shall constitute but one and the same instrument.

                                  ARTICLE 11.

                                 CORPORATE NAME

     Pursuant to DGCL 8 sec. 251(c), at the Effective Time, the Articles of Incorporation of the Surviving Corporation shall be amended so as to change the name of said corporation from Clayton Homes of Delaware, Inc. to Clayton Homes, Inc.

     IN WITNESS WHEREOF, Clayton and Clayton Delaware, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors, have each caused this Plan of Merger to be executed by its duly authorized officers, all as of the day and year first above written.

                                   EXHIBIT B

                              CLAYTON HOMES, INC.
                       1996 OUTSIDE DIRECTORS EQUITY PLAN

     1. Purpose. The Clayton Homes, Inc. 1996 Outside Directors Equity Plan (the "Plan") is intended to provide a method whereby non-employee members of the Board of Directors (the "Board") of Clayton Homes, Inc. (the "Company") may be encouraged to acquire a larger stock ownership position in the Company, thus increasing their proprietary interest in the Company and its long-term growth, and providing them with additional motivation to continue to serve the Company and its Shareholders as a member of the Board. Such non-employee members of the Board are hereinafter referred to as "Directors" or "Participants."

     2. Administration. It is intended that the Plan be administered as a nondiscretionary plan. The Plan does not permit any discretion to be exercised as to: (a) the selection of Directors to whom stock options under the Plan may be granted or allocated; or (b) the number of shares granted or allocated to individual Directors under the Plan.

     3. Shares Subject to the Plan. The stock to be offered under the Plan shall be authorized but unissued or reacquired shares of the common stock of the Company, $0.10 par value (the "Common Stock"). Subject to adjustment as provided in Section 10 hereof, the total number of shares of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed in the aggregate 250,000 shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Options granted under the Plan shall be evidenced by a form of Stock Option Agreement approved by the Chief Executive Officer of the Company and consistent with the terms of the Plan.

     4. Participants. Eligible Participants under the Plan are duly elected members of the Board who are not otherwise employed by the Company and who satisfy the other conditions of the Plan.

     5. Option Price. Shares of Common Stock shall be offered under the terms of the Plan at a price equal to the fair market value of such Common Stock on the day the option is granted. As used in the Plan, fair market value shall be the last reported sales price of the Common Stock or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which a sale is transacted.

     6. Option Grants and Option Period. Without further action by the Board or the shareholders of the Company (the "Shareholders"), the following options shall be automatically granted:

          (a) On the day that a Director is for the first time elected to serve as a member of the Board by the Shareholders at an Annual Shareholders Meeting, such Director shall be granted an option for five thousand (5,000) shares of Common Stock.

          (b) On the day of each Annual Shareholders Meeting, effective as of the 1994 Annual Shareholders Meeting, that a Director is re-elected to serve as a member of the Board after having previously served a term of at least one (1) year, such Director shall be granted an option to purchase one thousand (1,000) shares of Common Stock, provided that the Company shall have achieved an increase of at least fifteen percent (15%) in the fully diluted earnings per share of the Common Stock for the preceding fiscal year.

     Each option granted hereunder shall become vested over a term of five (5) years, with twenty percent (20%) of such option becoming vested on each anniversary of the date of grant. No option granted hereunder shall be exercisable more than ten (10) years from the date of grant.

     7. Exercise of Options. Each vested option shall be exercisable, and the total number of shares of Common Stock subject thereto shall be subject to purchase, at one time or in installments, which need not be equal, as the Participants may elect; provided that no option or portion thereof shall be exercised except in respect of whole shares of Common Stock.

     No option or portion thereof shall be exercised until the shares of Common Stock reserved for the purposes of the Plan have been registered under the Securities Act of 1933, as amended, or the availability of an exemption from such registration has been determined.

     8. Payment for Stock. Payment for shares of Common Stock purchased at the time an option is exercised shall be made by a Participant as follows: The Participant may pay for shares purchased (i) entirely in cash upon exercise of the option; (ii) by authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of an option hereunder a number of shares having a fair market value as of the date of exercise equal to the purchase price of all or some portion of the shares to be acquired upon exercise, with the balance of the purchase price, if any, paid in cash; or (iii) by delivering to the Company, upon exercise of the option, shares of Common Stock having been owned by the Participant for a minimum period of three (3) months and having a fair market value as of the date of exercise equal to the purchase price of all or some portion of the shares to be acquired upon exercise, with the balance of the purchase price, if any, paid in cash. Upon receipt of such payment, the Company shall deliver to the Participant a stock certificate for the purchased shares.

     Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of options under the Plan. Participants may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of an option hereunder, a number of shares having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation; or
(iii) delivering to the Company owned and unencumbered shares of Common Stock having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation. A Participant's election to pay the withholding tax obligation by a particular means of payment is irrevocable.

     9. Rights in the Event of Termination. In the event a Director's membership on the Board shall terminate, the non-vested portion of all options shall thereupon terminate, and any options which were exercisable at the time of such termination may be exercised at any time within three (3) months from the date of termination.

     10. Recapitalization. In the event of any change (through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Common Stock, the number of shares subject to any option under the Plan shall be equitably adjusted. A corresponding adjustment shall likewise be made in the number of shares and the exercise price per share of any shares subject to unexercised options or portions thereof that shall have been granted prior to any such change. However, any such adjustment shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share covered by the option. If any other event shall occur prior to the Participant's exercise of an option, which event shall increase or decrease the amount of stock outstanding, and which the Company in its sole discretion shall determine in equity requires an adjustment in the number or kind of shares which the Participant shall be permitted to acquire, such adjustment as the Company shall determine may be made, and when so made shall be effective and binding for all purposes of this Plan; provided, however, that nothing herein shall require any adjustment by reason of the issuance of any shares of capital stock of the Company for cash or upon the exercise of any conversion privilege granted to any class of stock or debt that is now or at any time hereafter may be outstanding.

     11. Nonassignability. Options are not transferable otherwise than by will or the laws of descent and distribution, and are exercisable during a Participant's lifetime only by such Participant.

     12. Termination and Amendment of the Plan. The Plan shall remain in effect until all shares subject to options issued under the Plan shall have been purchased or distributed pursuant to such options; provided, however, that no option shall be granted after the tenth (10th) anniversary of the Effective Date of the Plan. The Plan may at any time or from time to time be terminated, modified, suspended and amended by the Shareholders. The Board may at any time and from time to time, without approval of the Shareholders, suspend or terminate the Plan, or modify or amend the Plan in any respect deemed advisable to conform with any then applicable regulations or rulings of the Securities and Exchange Commission or the Internal Revenue Service. The termination, modification or amendment of the Plan shall not, without the consent of a Participant, affect such rights under an option theretofore granted hereunder.

     16. Effective Date. The Plan shall become effective upon approval by the Shareholders of the Company at the 1996 Annual Meeting of Shareholders, or any adjournment thereof, the date of which shall be referred to as the "Effective Date."

                                                                    APPENDIX A


                           CLAYTON HOMES, INC. PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of November 14, 1996, and related Proxy Statement, and appoints Brett N. Blackwood the true and lawful agent and proxy of the undersigned (the "Proxy"), having full power of substitution, to represent the undersigned and to vote all shares of Clayton Homes, Inc., owned and held by the undersigned, or which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Clayton Homes, Inc., to be held at the Knoxville Museum of Art, 1050 Worlds Fair Park Drive, Knoxville, Tennessee 37916 at 10:00 a.m. EST, November 14, 1996, or any adjournment thereof.

                                           This Proxy must be signed exactly as
                                           name appears. When shares are held by
                                           joint tenants, both should sign. When
                                           signing as attorney or as trustee,
                                           executor or guardian, please give
                                           full title as such. If a corporation,
                                           please sign, in full, corporate name
                                           by the President or other authorized
                                           officer. If a partnership, please
                                           sign in partnership name by
                                           authorized person.

                                           Dated:                           1996
                                                 -------------------------,

                                           -------------------------------------
                                           (Signature)

                                           -------------------------------------
                                           (Signature, if held jointly)

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

    / / PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1. TO APPROVE AN AGREEMENT AND PLAN OF MERGER PROVIDING FOR THE MERGER OF CLAYTON HOMES, INC. INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY FOR THE PURPOSE OF CHANGING THE STATE OF INCORPORATION OF CLAYTON HOMES, INC. FROM TENNESSEE TO DELAWARE.

            / / FOR        / / AGAINST        / / ABSTAIN

2.  TO APPROVE THE 1996 OUTSIDE DIRECTORS EQUITY PLAN.

            / / FOR        / / AGAINST        / / ABSTAIN

3.  ELECTION OF DIRECTORS

            / / FOR ALL NOMINEES LISTED BELOW                / / WITHHOLD AUTHORITY to vote for all
              (except as marked to the                         nominees listed below
              contrary below)

    To withhold authority to vote for any individual nominee, draw a line through the nominee's name in the list below.

    James L. Clayton, B. Joe Clayton, James D. Cockman, Wallace C. Doud, Dan W. Evins, Wilma H. Jordan, C. Warren Neel, Joseph H. Stegmayer.

4. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY COME BEFORE THE MEETING.